UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

The Putnam Fund for Growth and Income

Semiannual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

4¢
THREE CENTS
10 CENTS
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

The Putnam Fund for Growth and Income

Pursuing opportunities for investors since 1957

Introduced more than 57 years ago, The Putnam Fund for Growth and Income seeks a combination of growth and income potential by investing in stocks of large U.S. companies. With 25 years of experience in the investment industry, Portfolio Manager Robert Ewing focuses on stocks that he believes are priced below their long-term potential.

"At Putnam, we take pride in our stock selection capabilities. I work with a team of talented equity analysts, and we are rigorous in our fundamental research and bottom-up investment approach."

Robert D. Ewing, CFA
Portfolio Manager
Head of U.S. Equities

Seeking the market's bargains with a value approach

Using a time-tested value approach, Robert Ewing looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth. He conducts intensive fundamental research to determine which stocks may be priced too low compared with the companies' earnings and growth potential. The fund's portfolio also includes companies that pay dividends, providing income potential for investors.

Investing through decades of changing markets

Growth of a $10,000 investment since fund inception, 11/6/57, through 4/30/16

$4,120,574
10.84%
annualized return before sales charge
A $10,000 investment in The Putnam Fund for Growth and Income at its launch in 1957 would be worth more than $4.1 million today.
'60
'70
'80
'90
'00
'10
4/30/16

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. The period illustrated is longer than the investment horizon of many investors.
Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Had the 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary.
The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 The Putnam Fund for Growth and Income

The Putnam Fund for Growth and Income 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	The Putnam Fund for Growth and Income

Interview with your fund’s portfolio manager

Bob, how was the environment for stock market investors during the six-month reporting period ended April 30, 2016?

The period began in November 2015, just a month before U.S. stocks posted their weakest annual results since the global financial crisis. Stocks were still struggling with the same issues that burdened investors throughout 2015, including plunging oil prices, a strong U.S. dollar, slowing economic growth in China, and uncertainty over the timing and extent of Federal Reserve action on interest rates. The Fed’s long-anticipated initial move came in December, when it raised short-term rates by 0.25%, the first such increase in almost a decade.

As 2016 began, volatility in the financial markets picked up immediately and dramatically. The stock market, as measured by the S&P 500 Index, posted one of its worst-ever January losses, declining 4.96% for the month. The downturn continued through February 11, the low point for the period, when major U.S. stock indexes were down more than 10% since the start of the year. Stocks then staged a remarkable rebound. As recession fears subsided and oil prices stabilized, turbulence eased and the S&P 500 Index gained 6.78% in March, marking its best monthly return in five months. In April, the final month of the reporting period, stock performance was essentially flat.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 3, 4, and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

The Putnam Fund for Growth and Income	5

How did the fund perform during this turbulent period?

The fund ended the period with a return of –1.36%, underperforming its benchmark, the Russell 1000 Value Index, which gained 1.93%, and the average return of –0.32% for funds in its Lipper peer group, Large-Cap Value Funds.

It was a challenging environment for many of the value-style stocks I favored for the portfolio. As interest rates remained low, stocks that benefit in a low-rate environment continued to perform well. These included so-called “bond proxies” — stocks that offer high yields and are favored by investors who are seeking income. I continue to believe these stocks are too expensive, and they were not a significant weighting in the fund’s portfolio. At the same time, I focused on stocks in the financials sector on the expectation that they would benefit from rising rates. While that strategy did not pay off during this six-month period, I still believe financial stocks represent an attractive investment opportunity, particularly because I believe we are likely to see additional interest-rate hikes from the Fed in 2016.

Could you provide some examples of stocks that helped performance relative to the benchmark during the period?

Throughout the fund’s previous fiscal year, many of the weakest-performing fund holdings were stocks of companies in the energy sector, as oil prices plummeted to historic lows. During this six-month reporting period, however, we saw a sharp reversal in that trend. The top four contributors were from the energy sector: Royal Dutch Shell, an independent oil and gas company; Exelon, a utility services holding company; Pioneer Natural Resources, an oil and gas exploration and production company; and NRG Energy, an independent power producer.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	The Putnam Fund for Growth and Income

These companies were all beneficiaries of stabilizing and improving oil and commodity prices. The dramatic declines in energy stocks were a key theme for the financial markets in 2014 and 2015. The energy sector’s 23.55% decline in 2015 made it the worst performing S&P 500 sector for the year, as tumbling crude oil prices hurt the earnings of energy companies. And in the early weeks of 2016, oil prices remained volatile, declining more than 25%. For the remainder of the period, however, oil prices recovered significantly. By mid-March, they were up 50% from their February low, and in April, they rose more than 20%, their biggest monthly gain since October 2014.

In my view, stocks in the energy sector continue to offer a combination of notable risks and opportunities. In many cases, I find that valuations for energy stocks remain too attractive to ignore. In addition, oil production activity levels have come down dramatically as businesses have delayed or canceled a multitude of projects. This slowdown in production, combined with other recent supply disruptions, gives me a more constructive outlook for the energy sector.

Could you discuss some stocks that detracted from fund returns relative to the benchmark?

Although energy stocks dominated the top performers for the fund, a holding from the energy sector was among the detractors — Devon Energy, an oil exploration and production company. The challenge for this holding was related to my decision to trim the position before the recovery in oil prices. Although this dampened fund

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

The Putnam Fund for Growth and Income	7

returns somewhat, it is worth noting that I shifted those assets into Pioneer Natural Resources, the number-three contributor to performance.

Another disappointment for the period was the stock of Apple, which is not part of the fund’s benchmark. Apple struggled during the period as the company’s growth prospects weakened. In late April, the company announced a 13% decline in revenue, its first year-over-year quarterly sales drop since 2003. I continued to hold Apple in the portfolio at the close of the period, as I believe it is an attractively priced stock of a company with durable long-term growth potential.

Also detracting from performance was my decision to maintain an underweight position, relative to the benchmark, in AT&T. This is an example of a so-called bond proxy — a stock that offers a relatively high yield and performs well when interest rates are low. As I mentioned, I believe most of these stocks are too expensive in the current environment. At the same time, I have concerns about AT&T’s fundamental business model, and I continued to maintain an underweight position in this stock at the close of the period.

As we enter the second half of the fund’s fiscal year, what is your perspective on today’s investing environment?

Despite their significant recovery in recent months, I believe stocks continue to face challenges. While we do not anticipate a U.S. economic recession in the near term, we appear to be witnessing a bit of an earnings recession for U.S. corporations. S&P 500 earnings growth has been stalled for over a year, due primarily to the macroeconomic pressures of a strengthening U.S. dollar and commodity price weakness. However, it is worth noting that those pressures had shown signs of abating by the close of the reporting period.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	The Putnam Fund for Growth and Income

I believe earnings growth could return in the coming months, particularly if U.S. economic data remain solid and global macroeconomic pressures continue to ease. The strong U.S. dollar, which took a toll on earnings last year and resumed its strength in the first two months of this year, had stabilized by the close of the period. I do not expect currency-related issues to hinder earnings in 2016 to the extent that they did last year.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. Bob joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

The Putnam Fund for Growth and Income	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	10.84%	10.73%	10.69%	10.69%	10.01%	10.01%	10.13%	10.07%	10.57%	10.96%	10.95%

10 years	47.54	39.05	38.93	38.93	36.88	36.88	40.33	35.42	43.97	52.30	51.24
Annual average	3.97	3.35	3.34	3.34	3.19	3.19	3.45	3.08	3.71	4.30	4.22

5 years	46.60	38.17	41.21	39.21	41.26	41.26	42.99	37.99	44.82	49.50	48.46
Annual average	7.95	6.68	7.15	6.84	7.15	7.15	7.41	6.65	7.69	8.38	8.22

3 years	23.81	16.69	21.02	18.02	21.03	21.03	21.99	17.72	22.91	25.34	24.70
Annual average	7.38	5.28	6.56	5.68	6.57	6.57	6.85	5.59	7.12	7.82	7.64

1 year	–7.35	–12.68	–8.06	–12.62	–8.05	–8.96	–7.80	–11.02	–7.58	–7.00	–7.14

6 months	–1.36	–7.03	–1.71	–6.59	–1.74	–2.71	–1.57	–5.01	–1.43	–1.16	–1.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	The Putnam Fund for Growth and Income

Comparative index returns For periods ended 4/30/16

		Lipper Large-Cap Value
	Russell 1000 Value Index	Funds category average*

Annual average (life of fund)	—†	—†

10 years	73.63%	62.54%
Annual average	5.67	4.89

5 years	61.97	50.12
Annual average	10.13	8.41

3 years	31.62	26.86
Annual average	9.59	8.23

1 year	–0.40	–3.06

6 months	1.93	–0.32

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/16, there were 543, 505, 453, 411, and 297 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	2		2	2	2		2	2	2

Income	$0.195		$0.123	$0.122	$0.147		$0.172	$0.234	$0.220

Capital gains	—		—	—	—		—	—	—

Total	$0.195		$0.123	$0.122	$0.147		$0.172	$0.234	$0.220

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$20.48	$21.73	$20.10	$20.38	$20.30	$21.04	$20.37	$20.54	$20.52

4/30/16	20.00	21.22	19.63	19.90	19.83	20.55	19.90	20.06	20.04

	Before	After	Net	Net	Before	After	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value

Current
dividend rate [1]	1.10%	1.04%	0.41%	0.40%	0.65%	0.62%	0.88%	1.48%	1.34%

Current 30-day
SEC yield [2]	N/A	1.38	0.73	0.73	N/A	0.94	1.21	1.85	1.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

The Putnam Fund for Growth and Income	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	10.80%	10.69%	10.65%	10.65%	9.97%	9.97%	10.09%	10.02%	10.52%	10.92%	10.91%

10 years	45.99	37.59	37.35	37.35	35.37	35.37	38.85	33.99	42.38	50.63	49.65
Annual average	3.86	3.24	3.22	3.22	3.07	3.07	3.34	2.97	3.60	4.18	4.11

5 years	45.85	37.47	40.43	38.43	40.50	40.50	42.23	37.25	44.08	48.67	47.71
Annual average	7.84	6.57	7.03	6.72	7.04	7.04	7.30	6.54	7.58	8.25	8.11

3 years	22.56	15.51	19.82	16.82	19.79	19.79	20.73	16.51	21.66	24.09	23.52
Annual average	7.02	4.93	6.21	5.32	6.20	6.20	6.48	5.23	6.75	7.46	7.30

1 year	–8.75	–14.00	–9.47	–13.96	–9.48	–10.38	–9.20	–12.38	–8.98	–8.41	–8.54

6 months	2.86	–3.05	2.47	–2.53	2.49	–2.71	2.63	–0.96	2.76	3.06	2.99

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/15	0.94%	1.69%	1.69%	1.44%	1.19%	0.55%	0.69%

Annualized expense ratio for the
six-month period ended 4/30/16	0.97%	1.72%	1.72%	1.47%	1.22%	0.57%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12	The Putnam Fund for Growth and Income

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.79	$8.48	$8.48	$7.25	$6.02	$2.82	$3.56

Ending value (after expenses)	$986.40	$982.90	$982.60	$984.30	$985.70	$988.40	$987.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.87	$8.62	$8.62	$7.37	$6.12	$2.87	$3.62

Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,017.55	$1,018.80	$1,022.03	$1,021.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

The Putnam Fund for Growth and Income	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

14	The Putnam Fund for Growth and Income

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

The Putnam Fund for Growth and Income	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	The Putnam Fund for Growth and Income

The fund’s portfolio 4/30/16 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (6.7%)
Airbus Group SE (France)	413,368	$25,867,577

Embraer SA ADR (Brazil)	311,000	7,184,100

General Dynamics Corp.	330,200	46,399,704

Honeywell International, Inc.	419,300	47,913,411

L-3 Communications Holdings, Inc.	306,400	40,300,792

Northrop Grumman Corp.	390,600	80,565,156

Raytheon Co.	230,500	29,123,675

Rockwell Collins, Inc.	128,500	11,332,415

United Technologies Corp.	283,000	29,536,710

		318,223,540
Airlines (0.4%)
American Airlines Group, Inc.	595,400	20,654,426

		20,654,426
Auto components (0.3%)
Johnson Controls, Inc.	340,500	14,096,700

		14,096,700
Automobiles (0.2%)
General Motors Co.	218,400	6,945,120

		6,945,120
Banks (11.3%)
Bank of America Corp.	6,665,994	97,056,873

BB&T Corp.	412,100	14,580,098

Citigroup, Inc.	2,349,580	108,738,562

JPMorgan Chase & Co.	2,756,746	174,226,347

PacWest Bancorp	185,500	7,416,290

Regions Financial Corp.	2,362,900	22,164,002

Wells Fargo & Co.	2,221,679	111,039,516

		535,221,688
Beverages (1.2%)
Molson Coors Brewing Co. Class B	200,900	19,212,067

PepsiCo, Inc.	369,600	38,054,016

		57,266,083
Biotechnology (0.6%)
AbbVie, Inc.	199,400	12,163,400

Gilead Sciences, Inc.	191,700	16,909,857

		29,073,257
Building products (0.4%)
Fortune Brands Home & Security, Inc.	356,100	19,731,501

		19,731,501
Capital markets (4.1%)
AllianceBernstein Holding LP	573,400	13,469,166

Charles Schwab Corp. (The)	788,100	22,389,921

E*Trade Financial Corp. †	254,600	6,410,828

Goldman Sachs Group, Inc. (The)	255,993	42,011,011

KKR & Co. LP	2,335,696	31,765,466

Morgan Stanley	1,575,600	42,635,736

State Street Corp.	567,200	35,336,560

		194,018,688

The Putnam Fund for Growth and Income	17

COMMON STOCKS (97.2%)* cont.	Shares	Value

Chemicals (3.1%)
Axalta Coating Systems, Ltd. †	720,777	$20,520,521

Axiall Corp.	297,200	6,999,060

CF Industries Holdings, Inc.	287,900	9,520,853

Dow Chemical Co. (The)	763,000	40,141,430

E.I. du Pont de Nemours & Co.	641,800	42,301,038

Monsanto Co.	195,000	18,267,600

Symrise AG (Germany)	123,142	8,153,560

		145,904,062
Commercial services and supplies (0.6%)
Tyco International PLC	732,142	28,202,110

		28,202,110
Communications equipment (1.6%)
Cisco Systems, Inc.	2,655,457	72,998,513

		72,998,513
Consumer finance (0.4%)
Synchrony Financial †	614,400	18,782,208

		18,782,208
Diversified consumer services (—%)
ITT Educational Services, Inc. † S	616,249	1,324,935

		1,324,935
Diversified telecommunication services (1.1%)
AT&T, Inc. S	716,400	27,810,648

Verizon Communications, Inc.	509,214	25,939,361

		53,750,009
Electric utilities (2.4%)
American Electric Power Co., Inc.	225,400	14,312,900

Edison International	231,700	16,383,507

Exelon Corp.	1,725,300	60,540,777

PG&E Corp.	389,100	22,645,620

		113,882,804
Energy equipment and services (2.4%)
Baker Hughes, Inc.	445,400	21,539,544

Halliburton Co.	814,900	33,663,519

Schlumberger, Ltd.	475,639	38,212,837

Weatherford International PLC †	2,420,595	19,679,437

		113,095,337
Food and staples retail (2.0%)
CVS Health Corp.	535,000	53,767,500

Wal-Mart Stores, Inc.	609,700	40,770,639

		94,538,139
Food products (1.7%)
JM Smucker Co. (The)	138,900	17,637,522

Kraft Heinz Co. (The)	366,400	28,604,848

Mondelez International, Inc. Class A	782,500	33,616,200

		79,858,570
Health-care equipment and supplies (2.6%)
Abbott Laboratories	377,700	14,692,530

Baxter International, Inc. S	272,100	12,032,262

Becton Dickinson and Co.	89,400	14,416,644

C.R. Bard, Inc.	134,600	28,558,082

Medtronic PLC	494,431	39,134,214

Zimmer Biomet Holdings, Inc.	123,600	14,309,172

		123,142,904

18	The Putnam Fund for Growth and Income

COMMON STOCKS (97.2%)* cont.	Shares	Value

Health-care providers and services (1.3%)
Cardinal Health, Inc.	196,300	$15,401,698

Cigna Corp.	191,400	26,516,556

UnitedHealth Group, Inc.	145,100	19,106,768

		61,025,022
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	1,452,700	32,032,035

Penn National Gaming, Inc. †	1,277,336	20,603,430

		52,635,465
Household durables (0.4%)
PulteGroup, Inc.	651,900	11,988,441

Whirlpool Corp.	49,000	8,532,860

		20,521,301
Household products (0.4%)
Procter & Gamble Co. (The)	249,300	19,973,916

		19,973,916
Independent power and renewable electricity producers (1.8%)
Calpine Corp. †	2,873,917	45,350,410

NRG Energy, Inc.	2,687,300	40,578,230

		85,928,640
Industrial conglomerates (1.5%)
General Electric Co. S	1,791,220	55,080,015

Siemens AG (Germany)	152,084	15,872,779

		70,952,794
Insurance (5.2%)
American International Group, Inc.	1,545,025	86,243,296

Assured Guaranty, Ltd.	1,160,380	30,019,031

Chubb, Ltd.	230,300	27,143,158

Hartford Financial Services Group, Inc. (The)	959,800	42,595,924

MetLife, Inc.	651,987	29,404,614

Prudential PLC (United Kingdom)	1,487,020	29,416,961

		244,822,984
Internet and catalog retail (—%)
FabFurnish GmbH (acquired 8/2/13, cost $52) (Private) (Brazil) † ∆∆ F	39	33

Global Fashion Holding SA (acquired 8/2/13, cost $2,567,154)
(Private) (Brazil) † ∆∆ F	60,600	1,033,925

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52)
(Private) (Brazil) † ∆∆ F	39	33

New Middle East Other Assets GmbH (acquired 8/2/13, cost $21)
(Private) (Brazil) † ∆∆ F	16	14

		1,034,005
Internet software and services (1.3%)
Alphabet, Inc. Class C †	72,180	50,021,462

Yahoo!, Inc. †	320,200	11,719,320

		61,740,782
IT Services (0.6%)
Computer Sciences Corp.	822,300	27,242,799

		27,242,799
Life sciences tools and services (0.3%)
Agilent Technologies, Inc.	289,900	11,862,708

		11,862,708
Media (3.2%)
Comcast Corp. Class A	585,800	35,593,208

Discovery Communications, Inc. Class A † S	542,300	14,810,213

DISH Network Corp. Class A †	335,500	16,536,795

The Putnam Fund for Growth and Income	19

COMMON STOCKS (97.2%)* cont.	Shares	Value

Media cont.
Liberty Global PLC Ser. C (United Kingdom) †	1,031,700	$37,760,220

Time Warner Cable, Inc.	84,900	18,008,139

Time Warner, Inc.	344,100	25,855,674

		148,564,249
Metals and mining (1.1%)
Alcoa, Inc.	1,687,100	18,844,907

BHP Billiton, Ltd. (Australia)	517,112	8,101,279

Newmont Mining Corp.	684,200	23,926,474

		50,872,660
Multiline retail (0.2%)
Macy’s, Inc.	244,600	9,683,714

		9,683,714
Oil, gas, and consumable fuels (12.9%)
Anadarko Petroleum Corp.	1,100,000	58,036,000

Apache Corp.	297,900	16,205,760

Cabot Oil & Gas Corp.	1,299,200	30,401,280

Chevron Corp.	162,600	16,614,468

Concho Resources, Inc. † S	158,400	18,401,328

ConocoPhillips	1,385,500	66,213,045

CONSOL Energy, Inc. S	337,600	5,080,880

Diamondback Energy, Inc. †	283,375	24,534,608

Energen Corp.	435,700	18,512,893

EOG Resources, Inc.	247,800	20,473,236

Exxon Mobil Corp.	432,392	38,223,453

Gulfport Energy Corp. †	1,182,100	36,999,730

Marathon Oil Corp.	1,278,400	18,012,656

Pioneer Natural Resources Co.	324,000	53,816,400

Royal Dutch Shell PLC ADR Class A (United Kingdom)	2,036,132	107,691,021

Scorpio Tankers, Inc.	2,954,200	18,493,292

Suncor Energy, Inc. (Canada)	731,852	21,482,513

Total SA ADR (France)	458,199	23,253,599

Whiting Petroleum Corp. † S	1,252,985	15,035,820

		607,481,982
Paper and forest products (0.3%)
Boise Cascade Co. †	765,700	15,980,159

		15,980,159
Personal products (1.1%)
Avon Products, Inc.	1,904,098	8,968,302

Coty, Inc. Class A	673,345	20,469,688

Edgewell Personal Care Co.	273,568	22,451,726

		51,889,716
Pharmaceuticals (9.6%)
Allergan PLC †	149,700	32,419,032

AstraZeneca PLC ADR (United Kingdom) S	1,393,900	40,367,344

Bristol-Myers Squibb Co.	427,900	30,885,822

Eli Lilly & Co.	474,300	35,823,879

Johnson & Johnson	631,000	70,722,480

Merck & Co., Inc.	1,290,391	70,765,042

Perrigo Co. PLC	110,500	10,682,035

Pfizer, Inc.	2,643,134	86,456,913

Sanofi ADR (France)	505,800	20,788,380

20	The Putnam Fund for Growth and Income

COMMON STOCKS (97.2%)* cont.	Shares	Value

Pharmaceuticals cont.
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	630,100	$34,308,945

Zoetis, Inc.	444,938	20,925,434

		454,145,306
Real estate investment trusts (REITs) (1.0%)
American Tower Corp.	141,400	14,830,032

Gaming and Leisure Properties, Inc. S	969,608	31,793,446

		46,623,478
Road and rail (0.7%)
Union Pacific Corp.	349,500	30,486,885

		30,486,885
Semiconductors and semiconductor equipment (1.5%)
Intel Corp.	1,230,300	37,253,484

Lam Research Corp.	170,950	13,060,580

Micron Technology, Inc. †	1,820,300	19,568,225

		69,882,289
Software (2.2%)
Microsoft Corp.	1,763,800	87,960,706

Oracle Corp.	386,800	15,417,848

		103,378,554
Specialty retail (1.8%)
Advance Auto Parts, Inc.	88,200	13,768,020

Bed Bath & Beyond, Inc. †	209,300	9,883,146

Gap, Inc. (The) S	986,400	22,864,752

Home Depot, Inc. (The)	158,200	21,181,398

Michaels Cos., Inc. (The) †	423,900	12,051,477

Tile Shop Holdings, Inc. † S	307,817	5,491,455

		85,240,248
Technology hardware, storage, and peripherals (2.4%)
Apple, Inc.	526,900	49,391,606

EMC Corp.	711,300	18,572,043

Hewlett Packard Enterprise Co.	800,200	13,331,332

HP, Inc.	880,900	10,808,643

Samsung Electronics Co., Ltd. (South Korea)	16,885	18,360,684

		110,464,308
Thrifts and mortgage finance (0.7%)
Radian Group, Inc.	2,699,655	34,528,587

		34,528,587
Tobacco (0.8%)
Philip Morris International, Inc.	399,900	39,238,188

		39,238,188
Wireless telecommunication services (0.7%)
Vodafone Group PLC ADR (United Kingdom)	988,222	32,354,390

		32,354,390

Total common stocks (cost $4,237,178,490)		$4,589,265,723

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	56,775	$5,904,600

Total convertible preferred stocks (cost $5,677,500)		$5,904,600

The Putnam Fund for Growth and Income	21

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	Shares	78,409,170	$78,409,170

Putnam Short Term Investment Fund 0.44% L	Shares	115,923,122	115,923,122

U.S. Treasury Bills 0.21%, July 7, 2016 ∆		$617,000	616,833

U.S. Treasury Bills 0.30%, June 9, 2016 ∆		3,552,000	3,551,478

U.S. Treasury Bills 0.30%, May 19, 2016 ∆		38,000	37,997

U.S. Treasury Bills 0.31%, May 12, 2016 ∆		1,963,000	1,962,921

Total short-term investments (cost $200,500,747)			$200,501,521

TOTAL INVESTMENTS

Total investments (cost $4,443,356,737)			$4,795,671,844

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,723,687,657.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,034,005, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $7,385,096 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

22	The Putnam Fund for Growth and Income

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $158,793,380) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	6/15/16	$111,466,669	$107,122,699	$(4,343,970)

	Euro	Sell	6/15/16	21,597,758	20,512,042	(1,085,716)

JPMorgan Chase Bank N.A.
	Euro	Sell	6/15/16	32,813,169	31,158,639	(1,654,530)

Total						$(7,084,216)

The Putnam Fund for Growth and Income	23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$339,011,732	$—	$1,034,005

Consumer staples	342,764,612	—	—

Energy	720,577,319	—	—

Financials	1,044,580,672	29,416,961	—

Health care	679,249,197	—	—

Industrials	446,510,900	41,740,356	—

Information technology	427,346,561	18,360,684	—

Materials	196,502,042	16,254,839	—

Telecommunication services	86,104,399	—	—

Utilities	199,811,444	—	—

Total common stocks	4,482,458,878	105,772,840	1,034,005

Convertible preferred stocks	—	5,904,600	—

Short-term investments	115,923,122	84,578,399	—

Totals by level	$4,598,382,000	$196,255,839	$1,034,005

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(7,084,216)	$—

Totals by level	$—	$(7,084,216)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24	The Putnam Fund for Growth and Income

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value, including $75,626,195 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,249,024,445)	$4,601,339,552
Affiliated issuers (identified cost $194,332,292) (Notes 1 and 5)	194,332,292

Dividends, interest and other receivables	6,323,296

Receivable for shares of the fund sold	567,832

Receivable for investments sold	54,778,593

Prepaid assets	48,089

Total assets	4,857,389,654

LIABILITIES

Payable for investments purchased	34,939,333

Payable for shares of the fund repurchased	6,251,039

Payable for compensation of Manager (Note 2)	1,764,031

Payable for custodian fees (Note 2)	42,252

Payable for investor servicing fees (Note 2)	1,343,783

Payable for Trustee compensation and expenses (Note 2)	2,158,973

Payable for administrative services (Note 2)	17,294

Payable for distribution fees (Note 2)	1,030,055

Unrealized depreciation on forward currency contracts (Note 1)	7,084,216

Collateral on securities loaned, at value (Note 1)	78,409,170

Other accrued expenses	661,851

Total liabilities	133,701,997

Net assets	$4,723,687,657

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,638,093,224

Distributions in excess of net investment income (Note 1)	(4,276,285)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(255,390,954)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	345,261,672

Total — Representing net assets applicable to capital shares outstanding	$4,723,687,657

(Continued on next page)

The Putnam Fund for Growth and Income	25

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,488,875,975 divided by 224,446,187 shares)	$20.00

Offering price per class A share (100/94.25 of $20.00)*	$21.22

Net asset value and offering price per class B share ($64,892,323 divided by 3,305,658 shares)**	$19.63

Net asset value and offering price per class C share ($53,946,943 divided by 2,710,877 shares)**	$19.90

Net asset value and redemption price per class M share ($28,711,284 divided by 1,448,148 shares)	$19.83

Offering price per class M share (100/96.50 of $19.83)*	$20.55

Net asset value, offering price and redemption price per class R share
($1,255,332 divided by 63,097 shares)	$19.90

Net asset value, offering price and redemption price per class R6 share
($20,462,685 divided by 1,020,109 shares)	$20.06

Net asset value, offering price and redemption price per class Y share
($65,543,115 divided by 3,270,039 shares)	$20.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26	The Putnam Fund for Growth and Income

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $480,219)	$51,523,794

Interest (including interest income of $297,445 from investments in affiliated issuers) (Note 5)	300,126

Securities lending (Note 1)	734,841

Total investment income	52,558,761

EXPENSES

Compensation of Manager (Note 2)	10,942,422

Investor servicing fees (Note 2)	4,706,426

Custodian fees (Note 2)	45,187

Trustee compensation and expenses (Note 2)	185,751

Distribution fees (Note 2)	6,198,931

Administrative services (Note 2)	76,179

Other	656,703

Fees waived and reimbursed by Manager (Note 2)	(64,975)

Total expenses	22,746,624

Expense reduction (Note 2)	(255,419)

Net expenses	22,491,205

Net investment income	30,067,556

Net realized loss on investments (Notes 1 and 3)	(13,927,165)

Net realized gain on foreign currency transactions (Note 1)	10,080,849

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(8,056,357)

Net unrealized depreciation of investments during the period	(94,747,155)

Net loss on investments	(106,649,828)

Net decrease in net assets resulting from operations	$(76,582,272)

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	27

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$30,067,556	$63,294,533

Net realized gain (loss) on investments
and foreign currency transactions	(3,846,316)	271,662,955

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(102,803,512)	(485,214,558)

Net decrease in net assets resulting from operations	(76,582,272)	(150,257,070)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(44,714,639)	(76,189,298)

Class B	(443,532)	(630,152)

Class C	(339,476)	(437,339)

Class M	(233,497)	(355,504)

Class R	(10,373)	(37,994)

Class R5	(120)	(288)

Class R6	(238,866)	(378,425)

Class Y	(706,485)	(1,115,747)

Decrease from capital share transactions (Note 4)	(175,143,107)	(342,402,923)

Total decrease in net assets	(298,412,367)	(571,804,740)

NET ASSETS

Beginning of period	5,022,100,024	5,593,904,764

End of period (including distributions in excess of net
investment income of $4,276,285 and undistributed net
investment income of $12,343,147, respectively)	$4,723,687,657	$5,022,100,024

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28	The Putnam Fund for Growth and Income

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The Putnam Fund for Growth and Income	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
April 30, 2016**	$20.48	.13	(.41)	(.28)	(.20)	(.20)	—	$20.00	(1.36)*	$4,488,876	.48*[e]	.66*[e]	20*
October 31, 2015	21.41	.25	(.87)	(.62)	(.31)	(.31)	—	20.48	(2.92)	4,769,942.94		1.19	36
October 31, 2014	18.87	.31	2.46	2.77	(.23)	(.23)	—	21.41	14.78	5,322,464.97		1.54	41
October 31, 2013	14.51	.22	4.37	4.59	(.23)	(.23)	—	18.87	31.93	5,024,361	1.04	1.33	52
October 31, 2012	12.79	.21	1.73	1.94	(.22)	(.22)	—	14.51	15.33	4,232,973	1.10	1.57	34
October 31, 2011	12.56	.16	.21	.37	(.15)	(.15)	.01[d]	12.79	2.99	4,176,494	1.10	1.17	45

Class B
April 30, 2016**	$20.10	.05	(.40)	(.35)	(.12)	(.12)	—	$19.63	(1.71)*	$64,892	.85*[e]	.29*[e]	20*
October 31, 2015	21.02	.09	(.86)	(.77)	(.15)	(.15)	—	20.10	(3.68)	73,968	1.69	.44	36
October 31, 2014	18.52	.16	2.42	2.58	(.08)	(.08)	—	21.02	13.97	90,425	1.72	.81	41
October 31, 2013	14.25	.10	4.28	4.38	(.11)	(.11)	—	18.52	30.89	95,272	1.79	.60	52
October 31, 2012	12.56	.11	1.70	1.81	(.12)	(.12)	—	14.25	14.50	91,289	1.85	.84	34
October 31, 2011	12.34	.06	.19	.25	(.04)	(.04)	.01[d]	12.56	2.14	108,621	1.85	.41	45

Class C
April 30, 2016**	$20.38	.05	(.41)	(.36)	(.12)	(.12)	—	$19.90	(1.74)*	$53,947	.85*[e]	.28*[e]	20*
October 31, 2015	21.31	.09	(.86)	(.77)	(.16)	(.16)	—	20.38	(3.65)	57,312	1.69	.43	36
October 31, 2014	18.78	.16	2.46	2.62	(.09)	(.09)	—	21.31	13.97	58,084	1.72	.77	41
October 31, 2013	14.45	.09	4.35	4.44	(.11)	(.11)	—	18.78	30.91	48,304	1.79	.56	52
October 31, 2012	12.74	.11	1.72	1.83	(.12)	(.12)	—	14.45	14.46	36,561	1.85	.82	34
October 31, 2011	12.51	.06	.21	.27	(.05)	(.05)	.01[d]	12.74	2.21	36,035	1.85	.42	45

Class M
April 30, 2016**	$20.30	.08	(.40)	(.32)	(.15)	(.15)	—	$19.83	(1.57)*	$28,711	.73*[e]	.41*[e]	20*
October 31, 2015	21.23	.15	(.87)	(.72)	(.21)	(.21)	—	20.30	(3.44)	32,830	1.44	.69	36
October 31, 2014	18.71	.21	2.44	2.65	(.13)	(.13)	—	21.23	14.23	37,566	1.47	1.05	41
October 31, 2013	14.39	.14	4.33	4.47	(.15)	(.15)	—	18.71	31.29	36,125	1.54	.83	52
October 31, 2012	12.69	.15	1.70	1.85	(.15)	(.15)	—	14.39	14.72	30,627	1.60	1.08	34
October 31, 2011	12.46	.09	.21	.30	(.08)	(.08)	.01[d]	12.69	2.48	33,357	1.60	.67	45

Class R
April 30, 2016**	$20.37	.10	(.40)	(.30)	(.17)	(.17)	—	$19.90	(1.43)*	$1,255	.61*[e]	.53*[e]	20*
October 31, 2015	21.29	.21	(.88)	(.67)	(.25)	(.25)	—	20.37	(3.17)	1,213	1.19	.97	36
October 31, 2014	18.77	.26	2.44	2.70	(.18)	(.18)	—	21.29	14.46	3,852	1.22	1.28	41
October 31, 2013	14.43	.18	4.35	4.53	(.19)	(.19)	—	18.77	31.63	4,082	1.29	1.09	52
October 31, 2012	12.72	.18	1.72	1.90	(.19)	(.19)	—	14.43	15.06	3,446	1.35	1.31	34
October 31, 2011	12.50	.12	.20	.32	(.11)	(.11)	.01[d]	12.72	2.65	3,151	1.35	.92	45

Class R5
April 30, 2016**#	$20.59	.08	(2.04)	(1.96)	(.16)	(.16)	—	$18.47	(9.58)*	$14	.16*	.38*	20*
October 31, 2015	21.52	.32	(.87)	(.55)	(.38)	(.38)	—	20.59	(2.62)	16.65		1.47	36
October 31, 2014	18.93	.35	2.52	2.87	(.28)	(.28)	—	21.52	15.25	16.66		1.67	41
October 31, 2013	14.54	.29	4.39	4.68	(.29)	(.29)	—	18.93	32.55	14.67		1.68	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	14.54	7.01*	11	.22*	.53*	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class R6
April 30, 2016**	$20.54	.17	(.42)	(.25)	(.23)	(.23)	—	$20.06	(1.16)*	$20,463	.28*[e]	.86*[e]	20*
October 31, 2015	21.47	.34	(.87)	(.53)	(.40)	(.40)	—	20.54	(2.52)	21,346.55		1.57	36
October 31, 2014	18.92	.40	2.47	2.87	(.32)	(.32)	—	21.47	15.26	19,727.56		1.94	41
October 31, 2013	14.54	.27	4.42	4.69	(.31)	(.31)	—	18.92	32.62	18,293.57		1.49	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	14.54	7.02*	11	.19*	.57*	34

Class Y
April 30, 2016**	$20.52	.15	(.41)	(.26)	(.22)	(.22)	—	$20.04	(1.23)*	$65,543	.36*[e]	.78*[e]	20*
October 31, 2015	21.46	.31	(.88)	(.57)	(.37)	(.37)	—	20.52	(2.70)	65,473.69		1.43	36
October 31, 2014	18.91	.36	2.48	2.84	(.29)	(.29)	—	21.46	15.09	61,772.72		1.75	41
October 31, 2013	14.54	.27	4.37	4.64	(.27)	(.27)	—	18.91	32.26	44,639.79		1.63	52
October 31, 2012	12.82	.25	1.72	1.97	(.25)	(.25)	—	14.54	15.59	47,613.85		1.82	34
October 31, 2011	12.59	.20	.20	.40	(.18)	(.18)	.01[d]	12.82	3.26	44,370.85		1.45	45

* Not annualized.

** Unaudited.

# Effective February 1, 2016, the fund has liquidated it class R5 shares.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

32	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	33

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

34	The Putnam Fund for Growth and Income

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

The Putnam Fund for Growth and Income	35

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,084,216 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,168,843 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash

36	The Putnam Fund for Growth and Income

Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $78,409,170 and the value of securities loaned amounted to $75,626,195.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2015, the fund had a capital loss carryover of $208,130,968 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$12,074,013	N/A	$12,074,013	October 31, 2016

196,056,955	N/A	196,056,955	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,486,698,058, resulting in gross unrealized appreciation and depreciation of $663,467,738 and $354,493,952, respectively, or net unrealized appreciation of $308,973,786.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at

The Putnam Fund for Growth and Income	37

least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $64,975.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on

38	The Putnam Fund for Growth and Income

the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,484,795	Class R5	6

Class B	67,434	Class R6	4,948

Class C	54,260	Class Y	63,377

Class M	30,410	Total	$4,706,426

Class R	1,196

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,625 under the expense offset arrangements and by $251,794 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,391, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$5,488,549	Class M	111,650

Class B	330,265	Class R	2,926

Class C	265,541	Total	$6,198,931

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $95,169 and $517 from the sale of class A and class M shares, respectively, and received $17,846 and $143 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $58 on class A redemptions.

The Putnam Fund for Growth and Income	39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$905,741,607	$992,321,951

U.S. government securities (Long-term)	—	—

Total	$905,741,607	$992,321,951

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,846,687	$35,465,570	3,836,200	$81,725,883

Shares issued in connection with
reinvestment of distributions	2,117,973	41,035,832	3,290,492	69,795,468

	3,964,660	76,501,402	7,126,692	151,521,351

Shares repurchased	(12,449,048)	(240,609,054)	(22,791,328)	(486,281,004)

Net decrease	(8,484,388)	$(164,107,652)	(15,664,636)	$(334,759,653)

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	152,630	$2,891,208	383,358	$8,045,239

Shares issued in connection with
reinvestment of distributions	22,307	425,062	29,106	608,181

	174,937	3,316,270	412,464	8,653,420

Shares repurchased	(548,695)	(10,301,596)	(1,034,990)	(21,763,842)

Net decrease	(373,758)	$(6,985,326)	(622,526)	$(13,110,422)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	211,058	$4,045,683	418,348	$8,952,333

Shares issued in connection with
reinvestment of distributions	16,437	317,454	19,422	411,386

	227,495	4,363,137	437,770	9,363,719

Shares repurchased	(329,351)	(6,330,784)	(351,091)	(7,426,848)

Net increase (decrease)	(101,856)	$(1,967,647)	86,679	$1,936,871

40	The Putnam Fund for Growth and Income

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	24,478	$456,926	39,501	$836,983

Shares issued in connection with
reinvestment of distributions	11,869	228,182	16,469	347,036

	36,347	685,108	55,970	1,184,019

Shares repurchased	(205,288)	(3,924,583)	(208,572)	(4,418,899)

Net decrease	(168,941)	$(3,239,475)	(152,602)	$(3,234,880)

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	3,917	$74,776	21,928	$463,854

Shares issued in connection with
reinvestment of distributions	537	10,358	1,687	35,816

	4,454	85,134	23,615	499,670

Shares repurchased	(880)	(16,280)	(144,973)	(2,985,337)

Net increase (decrease)	3,574	$68,854	(121,358)	$(2,485,667)

	Period ended 4/30/16*		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	6	120	13	288

	6	120	13	288

Shares repurchased	(779)	(14,393)	—	—

Net increase (decrease)	(773)	$(14,273)	13	$288

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	32,090	$607,114	208,341	$4,441,200

Shares issued in connection with
reinvestment of distributions	12,307	238,866	17,827	378,425

	44,397	845,980	226,168	4,819,625

Shares repurchased	(63,604)	(1,251,932)	(105,472)	(2,258,136)

Net increase (decrease)	(19,207)	$(405,952)	120,696	$2,561,489

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	501,483	$9,706,973	848,049	$18,130,692

Shares issued in connection with
reinvestment of distributions	32,244	625,542	47,045	998,760

	533,727	10,332,515	895,094	19,129,452

Shares repurchased	(453,731)	(8,824,151)	(583,437)	(12,440,401)

Net increase	79,996	$1,508,364	311,657	$6,689,051

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

The Putnam Fund for Growth and Income	41

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	786	0.1%	$15,767

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$217,802,220	$319,209,662	$421,088,760	$297,445	$115,923,122

Totals	$217,802,220	$319,209,662	$421,088,760	$297,445	$115,923,122

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$172,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$7,084,216

Total		$—		$7,084,216

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$10,140,322	$10,140,322

Total	$10,140,322	$10,140,322

42	The Putnam Fund for Growth and Income

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(8,087,915)	$(8,087,915)

Total	$(8,087,915)	$(8,087,915)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse	JPMorgan Chase
	International	Bank N.A.	Total

Assets:

Forward currency contracts#	$—	$—	$—

Total Assets	$—	$—	$—

Liabilities:

Forward currency contracts#	5,429,686	1,654,530	7,084,216

Total Liabilities	$5,429,686	$1,654,530	$7,084,216

Total Financial and Derivative Net Assets	$(5,429,686)	$(1,654,530)	$(7,084,216)

Total collateral received (pledged)†##	$(4,957,999)	$(1,210,844)

Net amount	$(471,687)	$(443,686)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

The Putnam Fund for Growth and Income	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	The Putnam Fund for Growth and Income

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA022
300658 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016